SUPPLEMENT TO MAY 1, 2021 PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

DATED SEPTEMBER 30, 2021

Within the “Information About Funds Shares” section on page 145, under the subheading “Fair Value Pricing”, replace the paragraph with the following:

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Thomson Reuters for equities and foreign equity securities and from Intercontinental Exchange (“ICE”) for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Thomson Reuters or ICE cannot supply a price, for equity securities ICE is the secondary pricing source and Bloomberg is the tertiary pricing source; Thomson Reuters is the secondary pricing source for fixed income securities. In the event that the secondary source, or the tertiary source for equities, cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the Pricing Unit disagrees with the primary, secondary or tertiary pricing sources’ price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or on the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. For foreign equity securities held by the Funds, ICE will provide fair value pricing based on ICE’s proprietary methodology. Due diligence over the fair value process will be conducted periodically, not less than quarterly, and submitted to the Valuation Committee. Fair Value is reviewed and approved by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.